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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 5, 2000

                              STREAMLINE.COM, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

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
               DELAWARE                              000-26133                              04-3187302
----------------------------------------    --------------------------------     -------------------------------------
    (State or Other Jurisdiction of            (Commission File Number)            IRS Employer Identification No.
            Incorporation)
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                     27 DARTMOUTH STREET, WESTWOOD, MA 02090
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 407-1900
                                                           --------------
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ITEM 5.  OTHER EVENTS

         In connection with the merger acquisition of Beacon Home Direct, Inc. (d/b/a Scotty's Home Market) ("Scotty's") by a wholly-owned subsidiary of Streamline completed on January 5, 2000, Streamline issued to Scotty's stockholders shares of its common stock and warrants to purchase shares of its common stock. Pursuant to the terms of the merger agreement, Streamline agreed to register such issued common stock and the common stock issuable upon exercise of the warrants pursuant to a registration statement on Form S-3. In order to be eligible to use Form S-3 for this registration statement, Streamline is herewith filing audited consolidated financial statements for its past three fiscal years as well as an updated Management's Discussion and Analysis of Financial Condition and Results of Operations and certain related items. These consolidated financial statements and other related items give retroactive effect to the merger of Scotty's on January 5, 2000 in a transaction accounted for as a pooling of interests.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit 23.1      Consent of Independent Accountants by
                  PricewaterhouseCoopers LLP

Exhibit 23.2      Consent of Arthur Andersen LLP

Exhibit 99.1      Consolidated Financial Statements and Supplementary Data

-    Consolidated Balance Sheets at December 31, 1998 and January 1, 2000

- Consolidated Statements of Operations for the Years Ended December 31, 1997 and 1998 and January 1, 2000

- Consolidated Statements of Stockholders' Equity (Deficit) for the Years Ended December 31, 1997 and 1998 and January 1, 2000

- Consolidated Statements of Cash Flows for the Years Ended December 31, 1997 and 1998 and January 1, 2000

-    Notes to Financial Statements

-    Report of Independent Accountants by PricewaterhouseCoopers LLP

-    Reports of Independent Public Accountants by Arthur Andersen LLP

- Report of Independent Accountants on Financial Statement Schedule by PricewaterhouseCoopers LLP

Exhibit 99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.3      Schedule II Valuation and Qualifying Accounts

Exhibit 99.4      Selected Financial Information

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STREAMLINE.COM, INC.

                                       By:      /s/ Lawrence P. Anderson
                                                ------------------------
                                       Name:    Lawrence P. Anderson
                                       Title:   Chief Financial Officer

Dated: October 5, 2000